**Approved by Board of Directors on February 25, 1998
                                    Approved by the Shareholders on May 21, 1998


                            AMENDED HUMBOLDT BANCORP

                                STOCK OPTION PLAN


1.             PURPOSE

               The purpose of this Amended Humboldt Bancorp Stock Option Plan (the "Plan") is to secure for Humboldt Bancorp and its stockholders the benefits of the incentive inherent in the ownership of common stock ("Common Stock") of Humboldt Bancorp by those key full-time employees, officers and directors of Humboldt Bancorp and its subsidiaries (hereinafter collectively referred to as "the Bancorp") who will share responsibility with management of the Bancorp for its future growth.

               The word "subsidiaries", as used in this Plan, means any bank or corporation in an unbroken chain of banks or corporations beginning with the Bancorp, if at the time of the granting of an option, each such bank or corporation other than the last in that chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other banks or corporations in the chain.


2.             ADMINISTRATION

               The following  provisions shall govern the  administration of the
Plan:

        (a) The Plan shall be administered by the Board of Directors, except that the selection of officers and directors for participation in the Plan and decisions concerning the timing, pricing and amount of all grants or awards of options to such persons under the Plan shall be made solely by a committee of the Board of Directors appointed for such purposes by the Board of Directors (the "Committee") and composed of not less than three (3) directors, who shall be "Disinterested Persons" as defined in Paragraph (c)(2)(i) of Rule 16b-3 of the Securities Exchange Act of 1934. No member of the Committee shall be eligible to receive, or shall have received for one year prior to the time such person becomes a member of the Committee, options pursuant to this Plan except pursuant to subsection (h) of Section 5 of the Plan. The Board of Directors may from time to time remove members from or add eligible members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Board of Directors shall designate a Chairman and Vice-Chairman of the Committee from among the Committee members. Acts of the Committee (i) at a meeting, held at a time and place and in accordance with rules adopted by the Committee, at which a quorum of the Committee is present and acting, or (ii) reduced to and approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

               (b) The Bancorp shall effect the grant of options under the Plan by execution of instruments in writing in a form approved by the Board of Directors. Subject to the express terms and conditions of the Plan and the terms of any option outstanding under the Plan, the Board of Directors or, to the extent required pursuant to subsection (a) above, the Committee, shall have full power to construe the Plan and the terms of any option granted under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan or such options and to make all other determinations necessary or advisable for the Plan's administration, including, without limitation, the power to (i) determine which persons meet the requirements of Section 3 hereof for selection as participants in the Plan; (ii) determine to whom of the eligible persons, if any, options shall be granted under the Plan; (iii) establish the terms and conditions required or permitted to be included in every option agreement or any amendments thereto, including whether options to be granted thereunder shall be incentive stock options ("Incentive Stock Options"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options ("Nonstatutory Stock Options"); (iv) specify the number of Shares to be covered by each option; (v) in the event a particular option is to be an Incentive Stock Option, determine and incorporate such terms and provisions, as well as amendments thereto, as shall be required in the judgment of the Board of Directors or the Committee, so as to provide for or conform such option to any change in any law, regulation, ruling or interpretation applicable thereto; and
(vi) to make all other determinations deemed necessary or advisable for administering the Plan. The Board of Directors' or the Committee's determination on the foregoing matters shall be conclusive.

               (c) At the time of the grant of an option, the Board of Directors or the Committee shall cause to be delivered to the Participant a copy of the Participant's stock option agreement and a copy of the Plan.


3.             PARTICIPANTS

               Participants in the Plan (hereinafter the "Participants") shall be those key full-time salaried employees ("employees") and key full-time salaried officers ("officers") of the Bancorp to whom options may be granted from time to time by the Board of Directors or the Committee. Directors shall be eligible to participate in the Plan, subject to the specific limitations provided in subsection (h) of Section 5.


4.             THE SHARES

               The shares subject to options authorized to be granted under the Plan shall consist of 165,911 authorized shares of the Bancorp's no par value Common Stock (hereinafter the "Shares"), or the number and kind of shares of stock or other securities which shall be substituted for such Shares or to which such Shares shall be adjusted as provided in Section 6 of the Plan. The Shares subject to the Plan may be set aside out of the authorized but unissued shares of Common Stock of the Bancorp not reserved for any other purpose or out of shares of Common Stock subject to an option which, for any reason, terminates unexercised as to the Shares.

5.             GRANT, TERMS AND CONDITIONS OF OPTIONS

               Options may be granted at any time prior to the termination of the Plan to those key full-time salaried employees ("employees") and key full-time salaried officers ("officers") of the Bancorp who, in the judgment of the Board of Directors or the Committee, contribute to the successful conduct of the Bancorp's operation through their judgment, interest, ability and special efforts; provided, however, that: (i) an eligible officer or employee shall not participate in the granting of his or her own option; (ii) the aggregate fair market value (determined with respect to each Incentive Stock Option as of the time such Incentive Stock Option is granted) of the capital stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under this Plan or any other plan of the Bancorp or affiliate) shall not exceed $100,000; (iii) except in the case of termination by death or disability, as set forth in Section 5 (c) below, the granted option must be exercised by optionee no later than three (3) months after any termination of employment with the Bancorp and said employment must have been continuous since the granting of the option; and (iv) the total number of Shares subject to options granted to any one optionee, at any one time, shall not exceed ten percent (10%) of the then issued and outstanding shares of Common Stock of the Bancorp. In addition, options granted pursuant to the Plan shall be subject to the following terms and conditions:

               (a) Option Price. In the event of an Incentive Stock Option, the purchase price under each option shall be not less than one hundred percent (100%) of the fair market value of the Shares subject thereto on the date the option is granted, as such value is determined by the Board of Directors or the Committee. The fair market value of such stock shall be determined in accordance with any reasonable valuation method, including the valuation methods described in Treasury Regulation Section 20.2031-2. If, however, an employee owns stock of the Bancorp possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Bancorp, the option price of any Incentive Stock Option granted to such optionee shall be not less than 110 percent (110%) of such fair market value at the time such option is granted. In the event of a Nonstatutory Stock Option, the purchase price under each option shall be determined by the Board of Directors or, to the extent required pursuant to
Section 2(a) above, the Committee.

               (b) "Restricted Shares" and Duration of Options. The Board of Directors or the Committee shall determine in its sole discretion the manner and time of vesting of Shares underlying options granted, including acceleration of vesting. Shares that are nonvested ("Restricted Shares") may only be transferred or disposed of by will or the law of descent and distribution and are subject to right of repurchase by Bancorp at their fair market value. Unrestricted Shares are disposable in conformity with applicable law. For purposes of repurchase of Shares, fair market value of the Shares shall mean for each Share the average of the bid and ask price of Bancorp's common stock as of the date Bancorp decides to repurchase the Shares, or in the event of a merger or reorganization as provided in Section 6, the price per Share offered by the acquiring corporation.

               No option shall remain outstanding ten (10) years from the date the option is granted; provided however, that if an Incentive Stock Option is granted and the holder owns more than ten percent (10%) of the total combined voting power of all classes of stock of Bancorp, the option shall not remain outstanding for more than five (5) years from the date the option is granted. Options may be exercised from time to time by delivering payment therefor in cash, certified check, official bank check, or the equivalent thereof acceptable to the Bancorp, together with written notice to the Secretary of the Bancorp, identifying the option or part thereof being exercised and specifying the number of Shares for which payment is being tendered. The Bancorp shall deliver to the optionee, which delivery shall be not less than fifteen (15) days and not more than thirty (30) days after the giving of such notice, without transfer or issue tax to the optionee (or other person entitled to exercise the option), at the principal office of the Bancorp, or such other place as shall be mutually acceptable, a certificate or certificates for such Shares dated the date the options were validly exercised; provided, however, that the time of such delivery may be postponed by the Bancorp for such period as may be required for it with reasonable diligence to comply with any requirements of law. If an option covers both Incentive and Nonstatutory Stock Options, separate stock certificates and option agreements will be issued; one or more for Incentive Stock Options and one or more for the Nonstatutory Stock Options.

               (c) Termination of Employment or Officer Status. Upon the termination of an optionee's status as an employee or officer of the Bancorp, his or her rights to exercise an option then held shall be only as follows:

               DEATH OR DISABILITY: If an optionee's employment or status as an officer is terminated by death or disability, such optionee or such optionee's qualified representative (in the event of the optionee's mental disability) or the optionee's estate (in the event of optionee's death) shall have the right for a period of twelve (12) months following the date of such death or disability to exercise the option to the extent the optionee was entitled to exercise such option on the date of the optionee's death or disability, provided the actual date of exercise is in no event after the expiration of the term of the option.

               An  optionee's   "estate"   shall  mean  the   optionee's   legal
representative or any person who acquires the right to exercise an option by reason of the optionee's death.

               CAUSE: If an employee or officer is determined by the Board of Directors to have committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to the Bancorp, or to have deliberately disregarded the rules of the Bancorp which resulted in loss, damage or injury to the Bancorp, or if an optionee makes any unauthorized disclosure of any of the secrets or confidential information of the Bancorp, induces any client or customer of the Bancorp to break any contract with the Bancorp or induces any principal for whom the Bancorp acts as agent to terminate such agency relations, or engages in any substantial conduct which constitutes unfair competition with the Bancorp, or if an optionee is removed from any office of the Bancorp by the Federal Reserve Board or any other bank regulatory agency, such optionee or optionee's estate shall have a right for a period of thirty (30) days only to exercise any option to the extent the optionee was entitled to exercise such option on the date of the optionee's suspension or termination of employment or officer status, provided the actual date of exercise is in no event after the expiration of the term of the option. Such option is exercisable within thirty (30) days whether or not after suspension or termination of employment or officer status the optionee may receive payment from the Bancorp for vacation pay, for services rendered prior to suspension or termination, for services for the day on which either occurred, for salary in lieu of notice, or for other benefits. In making its determination with respect to suspension or termination of employment or officer status, such determination, the Board of Directors shall act fairly and shall give the optionee an opportunity to appear and be heard at a hearing before the full Board of Directors and present evidence on the optionee's behalf. For the purpose of this paragraph, suspension or termination of employment or officer status shall be deemed to occur when the Bancorp dispatches notice or advice to the optionee that the optionee's employment or status as an officer is terminated or suspended, and not at the time of optionee's receipt thereof.

        OTHER REASONS: If an optionee's employment or status as an officer is terminated for any reason other than those mentioned above under "Death or Disability" and "Cause," the optionee may, within three (3) months following such termination, exercise the option to the extent such option was exercisable by the optionee on the date of termination of the optionee's employment or status as an officer, provided the actual date of exercise is in no event after the expiration of the term of the option.

               (d) Transferability of Option. Each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee.

               (e) Other Terms and Conditions. Options may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Board of Directors or the Committee shall deem appropriate. No option, however, nor anything contained in the Plan, shall confer upon any optionee any right to continue in the employ or in the status as an officer of the Bancorp, nor limit in any way the right of the Bancorp to terminate an optionee's employment of status as an officer at any time.

               (f) Use of Proceeds from Stock. Proceeds from the sale of Shares pursuant to the exercise of options granted under the Plan shall constitute general funds of the Bancorp.

               (g) Rights as a Shareholder. The optionee shall have no rights as a shareholder with respect to any Shares until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance, except as provided in Section 6 hereof.

               (h) Directors' Options. Notwithstanding anything to the contrary in other provisions of the Plan, each director of the Bancorp (excluding emeritus directors) who is not a full-time salaried employee or full-time salaried officer of the Bancorp, shall be eligible to participate in the Plan only in accordance with this subsection. Options granted to such directors are subject to the following additional terms and conditions: (i) of the number of issued and outstanding shares of the Bancorp's common stock set forth in Section 4, no more than 98,654 Shares may be issued and sold under the Plan to directors of the Bancorp pursuant to this subsection or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 6 of the Plan; (ii) all grants to directors shall be Nonstatutory Stock Options; (iii) the expiration date of the options granted to directors under the Plan shall not exceed 10 years from the date of grant; and (iv) each director, upon joining the Board of Directors and upon completion of each full year of service on the Board of Directors as of December 31 of each year, shall be granted an option to purchase 1,000 Shares at a price equal to 100% of the fair market value of the Shares at the time of grant, or such number or kind of shares of stock or other securities which shall be substituted for such number of Shares or into which such number of Shares shall be adjusted as provided in Section 6 of the Plan. A former Director who resigns or retires from the Board may exercise his/her options at any time during the option term. A Director's estate (in the event of a Director's death) shall have the right for a period of twelve (12) months following the date of such death to exercise the option to the extent the optionee was entitled to exercise the option on the date of optionee's death, provided the actual date of exercise is in no event after the expiration of the term of the option. No additional formula options may be awarded to former Directors.


6.             ADJUSTMENT OF AND CHANGES IN THE SHARES

               In the event the shares of Common Stock of the Bancorp, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Bancorp or of another corporation (whether by reason of reorganization , merger, consolidation, recapitalization, reclassification, split-up or combination of shares), or if the number of shares of Common Stock of the Bancorp shall be increased through the payment of a stock dividend, the Board of Directors shall make an appropriate adjustment to the shares of Common Stock of the Bancorp subject to the Plan as to the number and kind of shares of stock or other securities into which each share subject to the Plan shall be so changed, or for which each share shall be exchanged, or to which each such share shall be entitled, as the case may be. In addition, in the event of any of the above stated events, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable. The adjustments shall not change the original expiration date of the option.

               In the event of a future stock issuance pursuant to a private or public offering by the Bancorp of Common Stock, the Board of Directors shall grant additional options to an optionee who is a current employee, officer or director, pursuant to this Plan so that such an optionee's proportionate interest in the Bancorp by reason of the optionee's rights under unexercised portions of such option shall be maintained as before the occurrence of such issuance. Additional options shall not be issued to employees, officers and directors whose termination of employment or termination of status as an officer or director occurs on or prior to the closing of such a stock offering. The Bancorp shall provide an optionee who is an employee or officer with the choice of receiving Incentive Stock Options or Non-Statutory Stock Options with respect to such additional options. If optionee chooses to receive Incentive Stock Options, the option price for any additional options shall be equal to or exceed the fair market value (or 110% of fair market value if required by Section 5(a)) of the Bancorp's Common Stock on the date of the grant of the additional options. The expiration date of the additional options shall not exceed 10 years from the date of grant of the additional option (or 5 years in the event of an Incentive Stock Option for a holder of more than 10% of the combined voting power of the Bancorp). No adjustment shall be made to the option price of the outstanding options held by the optionee before the grant of any additional options pursuant to this provision. In no event shall the granting of additional options as a result of such future stock issuance cause the number of shares of Common Stock subject to this Plan to exceed the maximum number of shares of Common Stock set forth in Section 4 herein.

               In the event of a sale, dissolution or liquidation of the Bancorp or a merger or reorganization in which the Bancorp is not the surviving or resulting corporation, the Board of Directors shall have the power to cause the termination of every option outstanding at the time of consummation of the merger or reorganization, except that the surviving or resulting corporation may, in its absolute and uncontrolled discretion, tender an option or options to purchase its shares on its terms and conditions, both as to the number of shares and otherwise. Bancorp may repurchase any outstanding Restricted Shares from the date of execution of a reorganization agreement until consummation of the reorganization, at their fair market value. Fair market value of the shares for purposes of repurchase shall mean for each share the average of the bid and ask price of Bancorp's Common Stock as of the date Bancorp decides to repurchase the shares, or in an event of a merger or reorganization as provided in this Section 6, the price per share offered by the acquiring corporation. Any Restricted Shares not repurchased shall become unrestricted immediately prior to the reorganization.

               No right to purchase fractional shares shall result from any adjustment in options pursuant to this Section 6. In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Bancorp to each holder of an option which was in fact so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

               To the extent the foregoing adjustments relate to stock or securities of the Bancorp, such adjustments shall be made by the Board of Directors or the Committee, whose determination in that respect shall be final, binding and conclusive.

               Except as expressly provided in this Section 6, an optionee shall have no rights by reason of any of the following events: (1) subdivision or consolidation of shares of stock of any class; (2) payment of any stock dividend; (3) any other increase or decrease in the number of shares of stock of any class; (4) any dissolution, liquidation, merger, consolidation, spin-off of assets or stock of another corporation.

               The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Bancorp to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.


7.             LISTING OR QUALIFICATION OF SHARES

               All options granted under the Plan are subject to the requirement that if at any time the Board of Directors or the Committee shall determine in its discretion that the listing or qualification of the Shares subject thereto on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection with the issuance of shares under the option, the option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board of Directors or the Committee.

8.             BINDING EFFECT OF CONDITIONS

               The conditions and stipulations herein contained, or in any option granted pursuant to the Plan shall be, and constitute, a covenant running with all of the Shares acquired by the optionee pursuant to this Plan, directly or indirectly, whether the same have been issued or not, and those Shares owned by the optionee shall not be sold, assigned or transferred by any person save and except in accordance with the terms and conditions herein provided, and the optionee shall agree to use the optionee's best efforts to cause the officers of the Bancorp to refuse to record on the books of the Bancorp any assignment or transfer made or attempted to be made, except as provided in the Plan, and to cause said officers to refuse to cancel old certificates or to issue or deliver new certificates therefor, where the purchaser or assignee has acquired certificates or the Shares represented thereby, except strictly in accordance with the provisions of the Plan.


9.             AMENDMENT AND TERMINATION OF THE PLAN

               The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the shareholders of the Bancorp and the approval of the Department of Corporations, State of California, (i) increase the maximum number of shares for which options may be granted under the Plan;
(ii) change the  computation as to minimum option prices set forth in subsection
(a) of Section 5; (iii) extend the period during which options may be granted or exercised; or (iv) amend the requirements as to the class of employees or officers eligible to receive options; (v) amend the provisions of subsection (h) of Section 5 of the Plan more than once every six months, other than to comport with changes in the Internal Revenue Code or the Employee Retirement Income Security Act or rules promulgated under either of them. Except as provided in
Section 6, no termination, modification or amendment of the Plan may, without the consent of any employee or officer or director to whom an option shall theretofore have been granted, adversely affect the rights of such employee or officer or director under such option. Unless the Plan shall have been terminated by action of the Board of Directors prior thereto, it shall terminate ten (10) years after the earlier of its adoption by the Board of Directors or approval by the shareholders of the Bancorp.


10.            EFFECTIVENESS OF THE PLAN

               The Plan shall become effective only upon approval by the Board of Directors. The exercise of any options granted pursuant to the Plan shall be conditioned upon the approval of the Plan within 12 months before or after the date such Plan is adopted by the holders of a majority of the outstanding shares of Common Stock of the Bancorp entitled to vote, represented in person or by proxy at a meeting of the shareholders.

11.            PRIVILEGES OF STOCK OWNERSHIP/SECURITIES LAW
               COMPLIANCE/NOTICE OF SALE

               No optionee shall be entitled to the privileges of stock ownership as to any Shares not actually issued and delivered to the optionee. No Shares shall be purchased upon the exercise of any option unless and until any then applicable requirements of any regulatory agencies having jurisdiction and of any exchanges upon which the Common Stock of the Bancorp may be listed shall have been fully complied with. The Bancorp shall diligently endeavor to comply with all applicable securities laws before any options are granted under the Plan and before any Shares are issued pursuant to the exercise of such options. The optionee shall give the Bancorp notice of any sale or other disposition of any such Shares not more than five (5) days after such sale or disposition.


12.            INDEMNIFICATION

               To the extent permitted by applicable law in effect from time to time, no member of the Board of Directors or the Committee shall be liable for any action or omission of any other member of the Board of Directors or Committee nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence. The Bancorp shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee in any action against such person (whether or not the Bancorp is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee arising with respect to the Plan or administration thereof or out of membership on the Committee or by the Bancorp, or all or any combination of the preceding; provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Bancorp or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This section does not apply to any action instituted or maintained in the right of the Bancorp by a shareholder or holder of a voting trust certificate representing shares of the Bancorp. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used in this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.


13.     WITHHOLDING TAXES

               Upon the exercise of any stock option, the Bancorp shall have the right to require the optionee to remit to the Bancorp an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares of Common Stock.

               Upon the disposition of any Common Stock acquired by the exercise of a stock option, the Bancorp shall have the right to require the optionee to remit to the Bancorp an amount sufficient to satisfy all federal, state and local withholding tax requirements as a condition to the registration of the transfer of such Common Stock on its books. Whenever under the Plan payments are to be made by the Bancorp in cash or by check, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements.